                                                        [SHIP LOGO  VANGUARD(R)]





Vanguard Funds



Lehman Brothers Indexes Become Barclays Capital Indexes

On September 20, 2008, Barclays Capital acquired the investment banking and capital markets operations of Lehman Brothers, Inc. As a result of this acquisition, the Lehman Brothers indexes have been rebranded as Barclays Capital indexes. Within the prospectus, references to Lehman Brothers as part of an index name are replaced with Barclays Capital, except where references to the Lehman Brothers indexes predate the rebranding. At this time, there have been no changes to the composition of the indexes as a result of the rebranding.


(C) 2008 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.                      PSBARC 122008

                                                        [SHIP LOGO  VANGUARD(R)]



Vanguard Funds



Lehman Brothers Indexes Become Barclays Capital Indexes

On September 20, 2008, Barclays Capital acquired the investment banking and capital markets operations of Lehman Brothers, Inc. As a result of this acquisition, the Lehman Brothers indexes have been rebranded as Barclays Capital indexes. Within the Statement of Additional Information, references to Lehman Brothers as part of an index name are replaced with Barclays Capital, except where references to the Lehman Brothers indexes predate the rebranding. At this time, there have been no changes to the composition of the indexes as a result of the rebranding.















(C) 2008 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.                   SAIBARC 122008